EXHIBIT 99.1

QAD Transaction Press Release

For Immediate Release

QAD Inc. to be Acquired by Thoma Bravo for $2 Billion

QAD Shareholders to Receive $87.50 Per Share in Cash

SANTA BARBARA, Calif. – June 28, 2021 – QAD Inc. (Nasdaq: QADA) (Nasdaq: QADB), a leading provider of next-generation manufacturing and supply chain solutions in the cloud, today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading private equity investment firm focused on the software and technology-enabled services sector, in an all-cash transaction with an equity value of approximately $2 billion. Under the terms of the agreement, QAD shareholders will receive $87.50 per share of Class A Common Stock or Class B Common Stock in cash.

Upon completion of the transaction, QAD will become a private company with the flexibility to continue investing in the development and deployment of Enterprise Resource Planning (ERP) software and related enterprise software for manufacturing companies around the world. Anton Chilton will continue to lead QAD as CEO, and the Company will maintain its headquarters in Santa Barbara, California.

“Today’s announcement, which is the culmination of a comprehensive process, represents a compelling opportunity to build on QAD’s impressive legacy and strong momentum while maximizing value for shareholders,” said Mr. Chilton. “Thoma Bravo has a deep appreciation for the world-class team, reputation and portfolio we have built at QAD, and with their strong support we are excited to take our business to the next level. As a private company owned by Thoma Bravo, we will have enhanced flexibility, focus and resources to invest in – and capitalize on – our expanding growth opportunities, and help our customers thrive in an increasingly dynamic manufacturing environment.”

“Over the past four decades, we’ve grown QAD from a locally sourced, one-person start-up to a leading, trusted global provider of ERP solutions. Today we are beginning our next chapter of growth,” said QAD Founder and President Pamela Lopker. “Since QAD’s founding in 1979, our customers, our technology and the manufacturing industry have evolved significantly – and, at every step, QAD has adapted swiftly to maintain and build our leadership position. Global manufacturers are facing ever-increasing challenges, and we are pleased that our customers around the world can continue to rely on QAD’s next generation solutions to keep pace with emerging business disruptors. Through this partnership, we will be even better positioned to build on our strong foundation and enhance our value proposition.”

“For more than a decade, we have admired QAD’s unparalleled history of delivering innovative solutions focused on the needs of global manufacturers,” said Scott Crabill, a Managing Partner at Thoma Bravo. “As the pace of change continues to accelerate and supply chains become more complex, we are committed to supporting QAD in delivering its vision and ensuring the Company is well equipped to further expand its reach and portfolio. We look forward to partnering with Anton and his team to cement the Company’s positioning as the intelligent, agile, and innovative partner of choice for Adaptive Manufacturing Enterprises.”

Peter Stefanski, a Principal at Thoma Bravo, added, “Thoma Bravo has a strong track record of helping enterprise software businesses evolve their platforms to meet the needs of clients and we are excited about QAD’s future given its exceptional foundation and history. We will plan to leverage our deep expertise in software to support the Company’s talented team to further the journey to SaaS and to drive sustainable long-term growth both organically and through M&A.”

Approvals and Timing

The QAD Board of Directors formed a Special Committee composed entirely of independent directors to conduct a robust process and negotiate the transaction with the assistance of independent financial and legal advisors. Following the Special Committee’s unanimous recommendation, members of the QAD

Board other than Ms. Lopker, who recused herself, unanimously approved the merger agreement with Thoma Bravo, and recommend that QAD shareholders adopt and approve the merger agreement and the transaction.

The transaction is expected to close in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions, including the approval of owners of the majority of QAD shares not held by Ms. Lopker, her affiliates and other directors and officers of the Company. Following closing of the transaction, Ms. Lopker intends to retain a significant ownership interest in the Company and will continue to serve on the QAD Board.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to QAD’s Special Committee, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as the Special Committee’s legal counsel. Moelis & Company LLC is serving as financial advisor and Paul Hastings LLP is serving as legal counsel to Ms. Lopker.

Barclays is serving as financial advisor and Kirkland & Ellis LLP is serving as legal counsel to Thoma Bravo.

About QAD – Enabling the Adaptive Manufacturing Enterprise

QAD Inc. is a leading provider of next generation manufacturing and supply chain solutions in the cloud. Global manufacturers face ever-increasing disruption caused by technology-driven innovation and changing consumer preferences. In order to survive and thrive, manufacturers must be able to innovate and change business models at unprecedented rates of speed. QAD calls these companies Adaptive Manufacturing Enterprises. QAD solutions help customers in the automotive, life sciences, consumer products, food and beverage, high tech and industrial manufacturing industries rapidly adapt to change and innovate for competitive advantage.

Founded in 1979 and headquartered in Santa Barbara, California, QAD has 30 offices globally. Over 2,000 manufacturing companies have deployed QAD solutions including enterprise resource planning (ERP), demand and supply chain planning (DSCP), global trade and transportation execution (GTTE) and quality management system (QMS) to become an Adaptive Manufacturing Enterprise. To learn more, visit www.qad.com or call +1 805-566-6100. Find us on Twitter, LinkedIn, Facebook, Instagram and Pinterest.

“QAD” is a registered trademark of QAD Inc. All other products or company names herein may be trademarks of their respective owners.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $78 billion in assets under management as of March 31, 2021. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm's deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired more than 300 companies representing over $85 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit thomabravo.com.

CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) uncertainties as to the timing of the proposed transaction; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) various risks related to health epidemics, pandemics and similar outbreaks, such as the COVID-19 pandemic, which may have material adverse effects on the Company’s business, financial position, results of operations and/or cash flows; (ix) adverse economic, market or geo-political conditions that may disrupt the Company’s business and cloud service offerings, including defects and disruptions in the Company’s services, ability to properly manage cloud service offerings, reliance on third-party hosting and other service providers, and exposure to liability and loss from security breaches; (x) uncertainties as to demand for the Company’s products, including cloud service, licenses, services and maintenance; (xi) the possibility of pressure to make concessions on pricing and changes in the Company’s pricing models; (xii) risks related to the protection of the Company’s intellectual property; (xiii) changes in the Company’s dependence on third-party suppliers and other third-party relationships, including sales, services and marketing channels; (xiv) changes in the Company’s revenue, earnings, operating expenses and margins; (xv) the reliability of the Company’s financial forecasts and estimates of the costs and benefits of transactions; (xvi) the Company’s ability to leverage changes in technology; (xvii) risks related to defects in the Company’s software products and services; (xviii) changes in third-party opinions about the Company; (xix) changes in competition in the Company’s industry; (xx) delays in sales; (xxi) timely and effective integration of newly acquired businesses; (xxii) changes in economic conditions in the Company’s vertical markets and worldwide; (xxiii) fluctuations in exchange rates; and (xxiv) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Important Information For Investors And Stockholders

This communication is being made in respect of the proposed transaction involving QAD Inc. (the “Company”) and Thoma Bravo, L.P. In connection with the proposed transaction, the Company intends to file the relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at https://ir.qad.com/financial-information/sec-filings. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2021 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

QAD Inc. Contacts:

Scott Matulis

Public Relations

818-451-8918

publicrelations@qad.com

or

Evan Quinn

Analyst Relations

617-869-7335

industryanalyst@qad.com

or

Jed Repko / Andrew Siegel / Katie Villany

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Thoma Bravo Contacts:

Megan Frank

212-731-4778

mfrank@thomabravo.com

or

Andrew Johnson

Finsbury Glover Hering

914-497-5138

andrew.johnson@fgh.com